INVESTMENTS - By contractual maturity (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
INVESTMENTS
Due in one year or less - Cost	$ 20,006
Due in one year or less - Estimated Fair Value	20,004
Cost	20,006
Gross Unrealized Gains	19
Gross Unrealized Losses	(21)
Estimated Fair Value	20,004
Marketable securities realized gain (loss) recorded
Net realized gain from sale of marketable securities	1
Other-than-temporary impairment loss
Other-than-temporary impairment loss recognized	$ 0